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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2002

                              CANAL CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            1-8709                                       51-0102492
     (Commission File No.)                  (I.R.S. Employer Identification No.)

                               717 FIFTH AVENUE,
                               NEW YORK, NEW YORK
                    (Address of Principal Executive Offices)

                                     10022
                                   (Zip Code)

                                 (212) 826-6040
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

The Company has entered into a letter of intent with AEI Environmental Inc. on April 26, 2002, a copy of which is attached hereto as Exhibit 10(n) and is incorporated herein by reference.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CANAL CAPITAL CORP.

Date: April 26, 2002           By: /s/ Asher B. Edelmen
                                   Chairman of the Board